Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  USAA MUTUAL FUNDS TRUST

 S&P 500 INDEX FUND, REWARD SHARES S&P 500 INDEX FUND, MEMBER SHARES
 TOTAL RETURN STRATEGY FUND  EXTENDED MARKET INDEX FUND
 NASDAQ-100 INDEX FUND   TARGET RETIREMENT INCOME FUND
 TARGET RETIREMENT 2020 FUND  TARGET RETIREMENT 2030 FUND
 TARGET RETIREMENT 2040 FUND  TARGET RETIREMENT 2050 FUND
 GLOBAL OPPORTUNITIES FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:  02/26/2010                           /s/ CHRISTOPHER W.CLAUS
       ---------------                     ------------------------------
       Christopher W. Claus
      President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  USAA MUTUAL FUNDS TRUST

 S&P 500 INDEX FUND, REWARD SHARES S&P 500 INDEX FUND, MEMBER SHARES
 TOTAL RETURN STRATEGY FUND  EXTENDED MARKET INDEX FUND
 NASDAQ-100 INDEX FUND   TARGET RETIREMENT INCOME FUND
 TARGET RETIREMENT 2020 FUND  TARGET RETIREMENT 2030 FUND
 TARGET RETIREMENT 2040 FUND  TARGET RETIREMENT 2050 FUND
 GLOBAL OPPORTUNITIES FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:  02/26/2010                             /s/ ROBERTO GALINDO, JR.
       ---------------                        -----------------------
                                                Roberto Galindo, Jr.
      Treasurer